SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                    FORM 8 K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) July 15, 1999




                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
               (Exact name of registrant as specified in charter)



 Massachusetts                       0-13520               04-2828131
 (State or other                  (Commission file         (IRS employer
 jurisdiction of                     number)               identification no.)
 incorporation)



100 Second Avenue,  Needham, MA                               02494
(Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code: (781) 444-5251

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (b) Pro Forma Financial Information.

LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

     Unaudited Pro Forma Condensed Balance Sheet - June 30, 1999                     4
     Notes to Pro Forma Condensed Balance Sheet                                      5
     Pro Forma Condensed Statement of Operations - Year ended December 31, 1998      6
     Pro Forma Condensed Statement of Operations - Six Months ended June 30, 1999    7
     Notes to Pro Forma Condensed Consolidated Statement of Operations               8

                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                    Pro Forma Condensed Financial Statements






The following unaudited Pro Forma Condensed Financial Statements are based on the historical consolidated financial information of Liberty Housing Partners Limited partnership (the "Partnership"), adjusted to give effect to the disposition of the Partnership's limited partnership interest in Linden Park Associates. The Pro Forma Balance Sheet gives effect to the disposition as though it had occurred on June 30, 1999 (the most recent balance sheet date for which the Partnership has reported financial information). The Pro Forma Condensed Statements of Operations give effect to the acquisition and related financing as though the transactions had occurred as of January 1, 1998.

The pro forma adjustments are based upon available data and certain assumptions that the Partnership's management believes are reasonable. The unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of the Partnership's financial position or results of operations that might have occurred had the aforementioned transaction been completed as of the dates indicated above and do not purport to represent what the Partnership's financial position or results of operations might be for any future period or date. The unaudited Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements of the Partnership.

                                    LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                    Unaudited Pro Forma Condensed Balance Sheet



                                                                 Historical         Pro Forma           Pro Forma
                                                               June 30, 1999      Adjustments         June 30, 1999
                                                               ----------------------------------------------------

Assets


Current assets:
   Cash and cash equivalents                                   $   524,207      $   395,960  (1)     $   627,167
                                                                                     (8,000) (1)
                                                                                   (285,000) (2)
   Restricted Funds - Consulting Escrow                                             163,642  (3)         163,642
   Notes and accrued interest receivable, current
   maturities
                                                                   207,808          (44,166) (1)
                                                                                   (163,642) (3)               0
                                                               ----------------------------          -----------

     Total current assets                                          732,015           58,794              790,809

Investments in local limited partnerships                        1,461,042                             1,461,042
                                                               ----------------------------          -----------

     Total assets                                              $ 2,193,057      $    58,794          $ 2,251,851
                                                               ============================          ===========

Liabilities and Partners' Deficit
Current liabilities:
   Purchase Money Notes, current maturities                    $11,402,499      $                    $11,402,499
   Accounts payable to affiliates                                  222,298                               222,298
   Accounts payable                                                 19,913                                19,913
   Accrued expenses                                                 10,000                                10,000
   Accrued interest payable                                        189,656                               189,656
                                                               ----------------------------          -----------
     Total current liabilities                                  11,844,366                            11,844,366

Purchase Money Notes, net of current maturities                  1,073,635                             1,073,635
                                                               ----------------------------          -----------
     Total liabilities                                          12,918,001                            12,918,001

Contingencies                                                           --                                    --

Partners' deficit:
   General partners:
     Capital contributions                                           4,202                                 4,202
     Capital distributions                                            (128)                                 (128)
     Accumulated loses                                            (207,912)                             (207,912)
                                                               ----------------------------          -----------
                                                                  (203,838)                             (203,838)

   Limited partners (21,566 units at June 30, 1999):
     Capital contributions (net of offering costs of
       $1,134,440)                                               9,649,520                             9,649,520

     Capital distributions                                        (12,707)          285,000  (2)        (297,707)
     Accumulated losses                                        (20,157,919)        (343,794) (1)     (19,814,125)
                                                               ----------------------------          -----------
                                                               (10,521,106)         (58,794)         (10,462,312)

     Total partners' deficit                                   (10,724,944)         (58,794)         (10,666,150)

     Total liabilities and partners' deficit                   $ 2,193,057      $   (58,794)         $ 2,251,851
                                                               ============================          ===========

                                              See accompanying notes.


                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
              Notes to Unaudited Pro Forma Condensed Balance Sheet




Pro forma adjustments include adjustments necessary to reflect the disposition of the Partnership's investment in Linden Park Associates. A description of the pro forma adjustments is as follows:


(1) To record the gain on sale of the Linden Park investment, as follows:

       Cash received                                                                                 $    395,960
       Less:  partial transfer of the Partnership's notes and accrued interest receivable from            (44,166)
         Linden Park Associates Limited Partnership paid as consulting fees due in connection with the disposition
       Less: legal fees                                                                                    (8,000)
                                                                                                     ------------
       Gain on sale of investment in Linden Park Associates                                          $    343,794
                                                                                                     ============

(2)  To record amounts distributable to, or for the benefit of the holders of limited
     Partnership units.                                                                              $    285,000

(3)  To record the pay off of  the notes and accrued interest receivable balance from Linden
     Park Associates and establish a cash escrow account for future consulting fees and
     expenses incurred in connection with the dispositon of the remaining properties held.           $    163,642



                                    LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                    Pro Forma Condensed Statement of Operations


                                                               Historical                             Pro Forma
                                                                for the                                 for the
                                                               year ended          Pro Forma           year ended
                                                            December 31, 1998     Adjustments       December 31, 1998
                                                            ---------------------------------------------------------

Interest income                                              $      36,347      $    50,345  (1)    $      86,692

Expenses:
   Interest expense                                              2,672,560                              2,672,560
   General and administrative expense                              143,677                                143,677
                                                             ------------------------------         -------------
Total expenses                                                   2,816,237                              2,816,237

Loss before equity in local limited partnership operations      (2,779,890)          50,345            (2,729,545)

Equity in income of local limited partnership investments          224,229                                224,229
                                                             ------------------------------         -------------
Net loss before extraordinary items                             (2,555,661)          50,345            (2,505,316)

Extraordinary items:
   Gain on sale of investment in Linden Park Associates                             341,113  (2)          341,113
                                                             ------------------------------         -------------
Net income                                                   $  (2,555,661)     $   391,458         $  (2,164,203)
                                                             =============                          =============
Units used in computing Basic Net Income/ (Loss) per                21,568                                 21,568
   Limited Partnership Unit                                  =============                          =============

Basic Net Loss before extraordinary items per Limited        $     (117.31)                         $     (115.00)
   Partnership Unit                                          =============                          =============

Basic Net Income/(Loss) per Limited Partnership Unit         $     (117.31)                         $      (99.34)
                                                             =============                          =============


                                            See accompanying notes.

                                                         6



                                    LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                    Pro Forma Condensed Statement of Operations


                                                              Historical                              Pro Forma
                                                             for the three                          for the three
                                                             months ended        Pro Forma           months ended
                                                             June 30, 1999      Adjustments         June 30, 1999
                                                             ----------------------------------------------------


Interest income                                              $      94,640      $   (92,618) (1)     $      2,022
Expenses:
   Interest expense                                              1,135,343                              1,135,343

   General and administrative expense                               66,360                                 66,360
                                                             ------------------------------          ------------
Total expenses                                                   1,201,703                              1,201,703

Loss before equity in local limited partnership operations      (1,107,063)         (92,618)           (1,199,681)

Equity in income of local limited partnership investments           72,369                                 72,369
                                                             ------------------------------          ------------
Net loss before extraordinary items                             (1,034,694)         (92,618)           (1,127,312)

Extraordinary items:
   Gain on sale of investment in Linden Park Associates          2,654,107          341,113  (2)        2,995,220
                                                             ------------------------------          ------------
Net income                                                   $   1,619,413      $   248,495          $  1,867,908
                                                             =============                           ============

Units used in computing Basic Net Income/ (Loss) per                21,566                                 21,566
   Limited Partnership Unit                                  =============                           ============

Basic Net Loss before extraordinary items per Limited        $      (47.50)                          $     (51.75)
   Partnership Unit                                          =============                           ============

Basic Net Income/(Loss) per Limited Partnership Unit         $       74.34                           $      85.75
                                                             =============                           ============


                                              See accompanying notes.


                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
              Notes to Pro Forma Condensed Statements of Operations

                                                                                    Year ended           Three months ended
                                                                                 December 31, 1998          June 30, 1999
                                                                                -------------------      -------------------

Pro forma adjustments include adjustments necessary to reflect the disposition of the Partnership's investment in Linden Park Associates. A description of the pro forma adjustments is as follows:


(1)    To reverse  interest income net of discount  amortization  and to write-off  /reverse the write-off of the unamortized  discount on
       the  Linden Park Apartments notes receivable.                            $       50,345           $     (92,618)


(2)    To record the gain on disposition of the investment in Linden Park
       Associates, as follows:

       Cash received                                                            $       395,960          $     395,960
       Less:  partial transfer of the Partnership's notes and accrued interest          (46,847)               (46,847)
         receivable from Linden Park Associates Limited Partnership in payment of consulting fees paid in connection with the
         disposition
       Less: legal fees                                                                  (8,000)                (8,000)
                                                                                ---------------          -------------
                                                                                $       341,113          $     341,113
                                                                                ===============          =============


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

                                    By: TNG Properties Inc.
                                        Managing General Partner



                                    By: /s/ Wilma R. Brooks
                                        Wilma R. Brooks
                                        Chief Financial Officer
Date: September 28, 1999